                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 18, 2005



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


             CAYMAN ISLANDS                            333-75899                            66-0582307
----------------------------------------- ------------------------------------ -------------------------------------
    (State or other jurisdiction of                   (Commission                        (I.R.S. Employer
     incorporation or organization)                  File Number)                      Identification No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

On February 18, 2005, Transocean Inc. (the "Company") issued a press release announcing its intention to redeem all of its 6.95% Senior Notes due April 2008 on March 21, 2005. The face value of the notes is $247.8 million, and the cost to redeem the notes is expected to be approximately $279.8 million, including accrued and unpaid interest. A complete copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to Item 8.01:

EXHIBIT NUMBER           DESCRIPTION
--------------           -----------
99.1                     Transocean Inc. Press Release dated February 18, 2005




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TRANSOCEAN INC.


Date: February 22, 2005               By:    /s/ Eric B. Brown
                                             ----------------------------------
                                      Name:  Eric B. Brown
                                      Title: Senior Vice President, General
                                             Counsel and Corporate Secretary



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                                INDEX TO EXHIBITS


     Exhibit Number        Description
     --------------        -----------
          99.1             Transocean Inc. Press Release dated February 18, 2005